EXHIBIT 99.1

EMPLOYMENT AGREEMENT

AGREEMENT effective as of June 30, 2005 (the “Effective Date”) between BENTHOS, INC., a Massachusetts corporation with a usual place of business situated at 49 Edgerton Drive, North Falmouth, Massachusetts 02556 (the “Company”) and RICHARD B. MARTIN, of 200 Lakeshore Drive, East Falmouth, Massachusetts 02536 (the “Executive”).

W I T N E S S E T H:

WHEREAS, the Executive possesses useful knowledge and skills and has extensive experience in manufacturing operations and the purchasing of materials related thereto; and

WHEREAS, subject to the terms and conditions hereinafter set forth, the Company wants to employ the Executive as a Vice President of the Company and the Executive wants to accept such employment by the Company.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants, terms, and conditions set forth in this Agreement, the Company and the Executive hereby mutually agree as follows:

1. Employment. The Company shall employ the Executive and the Executive will be employed by the Company and serve the Company as a Vice President, subject to the election of the Executive to such office from time to time by the Board of Directors of the Company (the “Board of Directors”) during the Term, as hereinafter defined, upon the terms and conditions provided herein.

2. Term. Subject to earlier termination as hereinafter provided, the employment of the Executive hereunder shall be for an initial term commencing on the Effective Date and ending on December 31, 2006 and, unless then terminated, the initial term shall be extended for successive two (2) year terms thereafter until either party provides the other with at least one hundred eighty (180) days notice, prior to the termination of the initial term or any subsequent two (2) year term thereafter, in which event this Agreement would terminate on the last day of the initial term or any subsequent two (2) year term, as the case may be, during which such notice was timely received pursuant to Section 15 hereof (the “Term”).

3. Capacity and Performance.

a. During the Term hereof, the Executive shall be employed by the Company on a full-time basis and shall perform such duties and responsibilities exclusively on behalf of the Company as may be designated from time to time by the President of the Company.

b. During the Term, the Executive’s services shall be exclusive to the Company and the Executive shall devote the full business time and the best efforts, business judgment, skill and knowledge of the Executive to the advancement of the business and interests of the Company and to the discharge of the duties of the Executive hereunder. The Executive shall not engage in any other business activity or serve in any industry, trade, professional, governmental, or academic position during the Term of this Agreement, except as may be approved in advance by the Company. The Executive agrees to perform the Executive’s services well and faithfully and to the best of the Executive’s abilities and to carry out the policies and directives of the Company. The Executive agrees to take no action prejudicial to the interests of the Company during the Executive’s employment hereunder.

4. Compensation and Benefits. As compensation for all services performed by the Executive hereunder during the Term hereof and subject to the satisfactory performance of the duties and obligations of the Executive to the Company, the compensation and benefits to be earned by the Executive pursuant to this Agreement are as follows:

a. Base Salary. Effective as of June 20, 2005 and during the Term hereof, the Company shall pay the Executive a base salary of One Hundred Thirty Thousand ($130,000.00) Dollars per annum, payable in accordance with the payroll practices of the Company for its employees and subject to increase from time to time by the Company, in its sole discretion. Such base salary, as from time to time adjusted, is hereafter referred to as the “Base Salary.”

b. Base Salary Adjustments. From time to time during the Term, the Company will review the Base Salary and may make such upward adjustments, if any, as the Company, in its sole discretion determines to be appropriate in light of the performance of the Executive.

c. Incentive Compensation. The Compensation Committee of the Board of Directors will review the incentive compensation of the Executive annually prior to the start of each fiscal year during the Term and may make such adjustments to incentive compensation, as the Compensation Committee in its sole discretion shall determine.

d. Stock Options. The Company may from time to time grant to the Executive additional stock options as the Company may in its sole discretion determine.

e. Other Benefits. The Executive will be entitled to three (3) weeks vacation each year. The Executive shall also be entitled to the same number of sick days per year and any fringe benefits and perquisites that may from time to time be afforded generally to senior executive officers of the Company. Without limiting the generality of the foregoing, the Executive shall be entitled to participate in or receive benefits under any 401(k), pension, employee stock ownership plan, retirement plan, life insurance, health and accident plan, disability insurance plan or other arrangement made available by the Company now or in the future, generally to the senior executive officers of the Company, subject to and on a basis consistent with the terms, conditions and overall administration of such plans and arrangements and of the terms of this Agreement. The Company may alter, modify, add to or delete its employee benefit plans at any time as it, in its sole judgment, determines to be appropriate, without recourse by the Executive.

f. Expenses. The Executive shall be entitled to receive prompt reimbursement for all reasonable expenses incurred by the Executive (in accordance with the policies and procedures established from time to time by the Company) in the performance of the duties of the Executive hereunder, provided such expenses are properly accounted for in accordance with the policies of the Company.

5. Termination of Employment and Severance Benefits. Notwithstanding the provisions of Section 2 above, the employment of the Executive hereunder shall terminate prior to the expiration of the Term under the following circumstances:

a. Death. In the event of the death of the Executive during the Term, the employment of the Executive hereunder shall immediately and automatically terminate. In such event, the Company shall pay to the estate of the Executive any earned and unpaid Base Salary and any incentive or bonus compensation that is earned but unpaid, prorated through the date of death of the Executive.

b. Disability. The Company may terminate the employment of the Executive hereunder in the event the Executive becomes disabled during the Term due to any illness, injury, accident or condition of either a physical or psychological nature and, as a result, is unable to perform substantially all of the duties and responsibilities of the Executive hereunder on a full time basis, for sixty (60) consecutive calendar days, or for ninety (90) calendar days cumulatively within any twelve (12) month period, or if in the opinion of a duly licensed physician the same is likely to occur. At the request of the Company, the Executive shall submit to a medical examination by a physician selected by the Company to whom the Executive, or the duly appointed guardian of the Executive, if any, has no reasonable objection and execute a release and authorization in favor of the Company pursuant to the Health Insurance Portability and Accountability Act of 1996. If the Executive shall refuse to submit to such medical examination or refuse to execute such release and authorization, then the determination of the Board of Directors on disability shall be conclusive. The Board of Directors may designate another employee to act in the place of the Executive during any period of disability. Notwithstanding any such designation, the Executive shall continue to receive the Base Salary in accordance with the provisions of Section 4.a. above to the extent permitted by the then applicable benefit plans of the Company, until either (i) the Executive becomes eligible for disability income benefits under the disability income plan of the Company, or (ii) the termination of the employment of the Executive, whichever shall first occur. While receiving disability income payments under any disability income plan of the Company, the Executive shall not be entitled to receive any Base Salary but shall continue to participate in Company benefit plans under Section 4.e. hereof pursuant to and subject to the terms of such plans until the termination of the employment of the Executive.

c. By the Company for Cause. The Company may terminate the employment of the Executive hereunder for cause at any time upon notice to the Executive setting forth in reasonable detail the nature of such cause. The following shall constitute cause for termination:

1. Failure, refusal or inability of the Executive to perform (other than by reason of disability), or to carry out any proper direction of the Company, with respect to the services to be rendered by Executive hereunder, or Executive’s willful misconduct, or gross negligence in the performance of, the duties and responsibilities of the Executive to the Company;

2. Failure of the Executive to execute and deliver from time to time any confidentiality agreement or other agreement related to the protection of the intellectual property of the Company which is required by the Company to be executed and delivered by any executive of the Company, including without limitation the Noncompetition Agreement, as hereinafter defined;

3. Commission by the Executive of any act of fraud or embezzlement;

4. Breach by the Executive of any provision of this Agreement;

5. Willful violation by the Executive of federal or state securities laws;

6. Conviction of the Executive of, or a plea of no contest to, any felony; or

7. Other conduct by the Executive that is materially harmful to the business, interests, or reputation of the Company.

Upon the giving of written notice to the Executive of termination of the employment of the Executive for cause, the Company shall have no further obligation or liability to the Executive, other than for the payment of Base Salary earned and unpaid at the date of termination.

d. By the Company Without Cause. The Company may terminate this Agreement at any time without cause, provided that the Company shall pay the Executive the severance benefits as provided for in Section 6 or, if applicable, under Section 7 in the event of a Change of Control, as hereinafter defined.

6. Compensation of Executive Upon Termination. If the employment of the Executive is terminated due to death or disability of the Executive, then the Executive will be compensated in accordance with the provisions of Section 5 hereof. In the event of the termination of the employment of the Executive by the Company without cause for the convenience of the Company and not because of disability or death of the Executive, the Company shall pay the Executive severance pay in accordance with this Section 6. Provided that the Executive satisfies the requirements of severance set forth in Section 8 below, if prior to the expiration of the Term hereof, the Company terminates the Executive for any reason other than for cause pursuant to Section 5.c. hereof, or disability or death of the Executive pursuant to Sections 5.a. and 5.b. hereof, then the Company shall pay the Executive severance pay equal to the Executive’s Base Salary for six (6) months and will be based on the Base Salary of the Executive for the 6-month period immediately preceding the date of termination. Acceptance by the Executive of the severance pay shall constitute full settlement of any claim the Executive may assert against the Company, its affiliates, directors, officers, employees or agents.

7. Compensation of Executive Upon a Change in Control.

a. Provided that the Executive satisfies the requirements of severance set forth in Section 8 below, if a Change of Control occurs and, within one (1) year following such Change of Control, the Company terminates the Executive’s employment other than for cause as defined in Section 5. c. hereof or disability or death of the Executive, then the Company shall pay the Executive, within ten (10) business days of such termination, a lump sum payment equal to the Executive’s Base Salary for six (6) months and such payment will be based on the Base Salary of the Executive for the 6-month period immediately preceding the date of termination. Acceptance by the Executive of such lump sum payment shall constitute full settlement of any claims the Executive may assert against the Company, its affiliates, directors, officers, employees or agents.

b. A “Change of Control” shall be deemed to have occurred upon the closing of (A) a merger, reorganization or consolidation of the Company with or into another corporation, or other entity, or sale of all or substantially all of the assets of the Company, unless the stockholders of the Company immediately prior to such transaction hold at least 50% of the total voting power represented by the voting securities of the entity surviving such merger, reorganization, or consolidation (or its parent), or the entity purchasing such assets (or its parent), or (B) a sale or transfer of more than 50% of the common stock of the Company to a person or person acting as a group, which person or group is not controlled directly or indirectly by the Company, in a single transaction or a series of transactions.

c. Notwithstanding any other provision of this Agreement, if the Executive is terminated without cause and not because of death or disability, then the Executive is entitled to benefits under either Section 6 or this Section 7 and in no event shall the severance pay of Executive in either event exceed the Base Salary of the Executive for the 6-month period immediately preceding the date of termination.

8. Requirements of Severance. The obligation of the Company to pay severance pay to the Executive under either Section 6 or Section 7 hereof is contingent upon the Executive executing and delivering, all in form and substance satisfactory to the Company, (i) a general release of the Company by the Executive in form and substance satisfactory to the Company in its sole discretion, (ii) a resignation as Vice President of the Company and any other office, trusteeship, appointment or elected position related to the Company and held by the Executive and (iii) satisfactory evidence to the Company that the Executive has returned all property, confidential information, and all proprietary information and documents of the Company to the Company.

9. Noncompetition; Non-Solicitation. Attached hereto as Exhibit A is a certain Employee Noncompetition Nondisclosure and Assignment of Inventions Agreement which is hereby incorporated herein by reference (the “Noncompetition Agreement”). The Executive shall execute and deliver to the Company the Noncompetition Agreement simultaneously with the execution of this Agreement.

10. Arbitration. Any dispute, controversy or claim arising out of, in connection with, or relating to the performance of this Agreement shall be settled by arbitration in the City of Boston, Massachusetts, before a single arbitrator pursuant to the rules then in effect of the American Arbitration Association. The fees and expenses of the arbitrator shall be borne equally by the Executive and the Company. Any award shall be final, binding and conclusive upon the Executive and the Company and the judgment rendered thereon may be entered in any court having jurisdiction thereof. This Section 10 will not preclude or affect in any manner the rights of the Company to equitable relief pursuant to Section 9 of this Agreement.

11. Conflicting Agreements. The Executive hereby represents and warrants that the execution of this Agreement and the performance of the obligations of the Executive hereunder will not breach or be in conflict with any other agreement to which the Executive is a party or is bound and that the Executive is not now subject to any covenants against competition or similar covenants that would affect the performance of the Executive hereunder. The Executive will not disclose to the Company or use on behalf of the Company any proprietary information of a third party without the consent of such third party.

12. Assignment. The Executive acknowledges that the services to be rendered by the Executive hereunder are unique and personal in nature. Accordingly, the Executive may not assign any of his rights or delegate any of his duties or obligations under this Agreement. The rights and obligations of the Company under this Agreement shall inure to the benefit of, and shall be binding upon, the successors and assigns of the Company.

13. Severability. If any portion or provision of this Agreement shall to any extent be declared illegal or unenforceable by a court of competent jurisdiction, then the remainder of this Agreement, or the application of such portion or provision in circumstances other than those as to which it is so declared illegal or unenforceable, shall not be affected thereby, and each such remaining portion and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

14. Waiver. No waiver of any provision hereof shall be effective unless made in writing and signed by the waiving party. The failure of either party to require the performance of any term or obligation of this Agreement, or the waiver by either party of any breach of this Agreement, shall not prevent any subsequent enforcement of such term or obligation or be deemed a waiver of any subsequent breach.

15. Notices. Any and all notices, requests, demands and other communications provided for by this Agreement shall be in writing and shall be effective when delivered in person or deposited in the United States mail, postage prepaid, registered or certified, and addressed to the Executive at the last known address of the Executive on the books of the Company or, in the case of the Company, at its principal place of business, attention of the President, or to such other address as either party may specify by notice to the other, with a copy to John T. Lynch, Esq., Davis, Malm & D’Agostine, P.C., One Boston Place, 37th Floor, Boston, Massachusetts 02108.

16. Entire Agreement. This Agreement constitutes the entire agreement between the parties and supersedes all prior communications, agreements and understandings, written or oral, with respect to the terms and conditions of the Executive’s employment, including the Executive’s salary, bonus, or other compensation of any description, equity participation, pension, post-retirement benefits, severance or other remuneration, except for certain Incentive Stock Option Agreements evidencing awards of stock option grants to the Executive, which shall remain in full force and effect.

17. Amendment. This Agreement may be amended or modified only by a written instrument signed by the Executive and by an expressly authorized representative of the Company who is authorized by a vote of the Board of Directors of the Company to execute such amendment or modification on behalf of the Company.

18. Headings. The headings and captions in this Agreement are for convenience only and in no way define or describe the scope or content of any provision of this Agreement.

19. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

20. Governing Law. This is a Massachusetts contract and shall be construed and enforced under and be governed in all respects by the laws of the Commonwealth of Massachusetts, without regard to the conflict of laws principals thereof, and this Agreement shall be deemed to be performable in Massachusetts. The Executive hereby further agrees that the language of all parts of this Agreement shall in all cases be construed as a whole according to its fair meaning and not strictly for or against either of the parties.

IN WITNESS WHEREOF, this Agreement has been executed as a sealed instrument by the Company, by its duly authorized representative, and by the Executive as of the day and year first above written.

Company:	BENTHOS, INC.

	By:	RONALD L. MARSIGLIO
Ronald L. Marsiglio, Chief Executive
Officer and President

Executive:		RICHARD B. MARTIN
Richard B. Martin

EXHIBIT A

EMPLOYEE NONCOMPETITION, NONDISCLOSURE

AND

ASSIGNMENT OF INVENTIONS AGREEMENT

BENTHOS, INC.

EMPLOYEE NONCOMPETITION, NONDISCLOSURE

AND

ASSIGNMENT OF INVENTIONS AGREEMENT

The undersigned Employee (the “Employee”), in consideration for becoming or continuing to be employed, for being paid or continuing to be paid compensation, for being allowed to participate in the incentive compensation program for certain managers, by BENTHOS, INC., a Massachusetts corporation (the “Company”) and for other good and valuable consideration paid or given by the Company to the Employee, the Employee hereby agrees to the following terms and provisions:

1. Definitions. For the purposes hereof, the following terms shall have the following meanings:

(A) “Inventions” means (i) all software, products, designs, specifications, trademarks, service marks, discoveries, formulae, processes, manufacturing techniques, trade secrets, inventions, improvements and ideas, whether or not patentable, which relate to the business of the Company, its affiliates, predecessors, or subsidiaries, if any; (ii) all copyrightable work prepared or used by the Employee as an employee within the scope of employment or engagement of the Employee by the Company; and (iii) Employee’s use of any Confidential Information (as hereinafter defined), which shall be work for hire owned by the Company. Included in the foregoing definition are all rights to obtain, register, perfect and enforce the aforementioned proprietary interests.

(B) “Confidential Information” means information pertaining to any aspect of the business of the Company which is: (i) non-public information not known by actual or potential competitors of the Company, its affiliates, or subsidiaries, if any; (ii) Proprietary Information (as hereinafter defined); (iii) information designated as or otherwise considered by the Company to be confidential; or (iv) proprietary or confidential information of the Company’s distributors, joint venturers, licensors and licensees, customers, suppliers and other third parties with whom the Company does business, whether of a technical nature or otherwise, including without limitation, all third party proprietary or confidential information that the Company is obligated to keep confidential.

(C) “Proprietary Information” means all information consisting of or regarding: (i) any Invention owned or being developed by the Company; (ii) the Company’s existing, planned or foreseeable product and marketing strategies; and (iii) the identity of the Company’s existing or potential customers, distributors, joint venture partners, licensees or licensors, and suppliers.

2. Freedom to Contract. The Employee represents and warrants that the Employee is free to enter into this Agreement, has not made and will not make any agreements in conflict with this Agreement, and will not disclose to the Company, or use for the Company’s benefit, any trade secrets or confidential information which are the property of any other party.

3. Performance of Duties. The Employee will perform for the Company such duties as may be designated by the Company from time to time. As long as the Employee is employed by the Company, the Employee will devote his or her best efforts to the interest of the Company and will not engage in other employment, business relationships or any other activities detrimental to the best interests of the Company.

4. Noncompetition Covenant. The Employee agrees that, during the term of his employment with the Company and for a period of one (1) year thereafter, the Employee will not, directly or indirectly, render services to, work for or on behalf of, have an interest in, make any loan to, or assist in any manner any business that is competitive with that in which the Company was engaged or planned to engage on the date of the Employee’s termination from the Company, provided that, if the Employee is employed by or serves as a consultant to a subsidiary, division or other affiliate of a competitor (the “Affiliate”) and the Affiliate is not itself engaged in direct competition, such employment or consultation shall not be in violation of this provision so long as the duties and responsibilities of the Employee with respect to such employment or consultation are limited to the business of the Affiliate. For the purposes of this Paragraph, the Employee shall not be deemed a stockholder if the employee holds less than two (2%) per cent of the outstanding shares of any publicly owned corporation engaged in a business which is competitive with the Company if the Employee is not then in a control position with regard to such publicly owned corporation.

5. Nonsolicitation. During the period of employment of the Employee by the Company and for a period of one (1) year after the termination of such employment (for any reason whatsoever, whether voluntary or involuntary), the Employee will not directly or indirectly, either for the Employee or for any other person or entity, divert, or take away or attempt to divert or take away, any of the Company’s customers, business or prospective customers in existence at the time of the termination of the employment of the Employee. For purposes of this Agreement, “prospective customers” shall include those customers being solicited by the Company or contemplated to be solicited at the time of the termination of the employment of the Employee. During the period of the employment of the Employee by the Company and for a period of one (1) year thereafter, the Employee will not solicit or discuss with any employee of the Company the employment of such Company employee by any commercial enterprise, other than for the benefit of the Company, nor recruit, attempt to recruit, hire, or attempt to hire, in any capacity, including but not limited to, as an employee, consultant, agent or director thereof any such Company employee other than on behalf of the Company.

6. Nondisclosure Obligation. The Employee shall hold and maintain confidential and private in trust and use only for the benefit of the Company all Confidential Information. The Employee shall not at any time, either during or subsequent to the term of this Agreement, use for the benefit of the Employee or others, or disclose or divulge to any person or entity, any Confidential Information which shall at all times remain property of the Company.

7. Assignment of Inventions. Any and all Inventions which the Employee may have invented, discovered, originated, designed, made or conceived, or may invent, discover, originate, design, make or conceive, during the course of the employment of the Employee with the Company and for one (1) year thereafter, whether or not reduced to writing, or in any computer software format, either solely or jointly with others and whether or not during working hours or by or with the facilities of the Company, and which relate to the business of the Company, shall be the sole and exclusive property of the Company and shall be assigned by the Employee to the Company or to the Company’s nominees without the payment of additional compensation to the Employee. The Employee and each such other person shall promptly and fully disclose each and all such Inventions to the Company or to the Company’s nominees. The Employee further agrees to participate in the preparation of and to execute at any time, upon the request and at the expense of the Company, for the benefit of the Company or the nominees of the Company, any and all applications, instruments, assignments and other documents, which the Company shall deem necessary or desirable to protect the entire right, title and interest of the Company in and to the Inventions. The Employee shall, upon the request and at the expense of the Company or any person to whom the Company may have granted rights, execute any and all applications, assignments, instruments and papers, which the Company shall deem necessary or desirable for the protection or perfection of such rights, including the execution of patent applications, to make all rightful oaths, to testify in any proceeding in the Patent Office or in the courts, and generally to do everything lawfully possible to aid the Company, its successors, assigns and nominees to obtain, enjoy and enforce proper patent or other protection in the United States and in foreign countries for the Inventions to be assigned under this Agreement. The obligations set forth in this Section with respect to Inventions shall continue beyond the termination of the employment of the Employee.

8. Nondisparagement. During the course of the employment of the Employee and thereafter, the Employee will not libel, slander or otherwise disparage the Company, or any of the successors, assigns, shareholders, directors, officers, employees, or agents of the Company.

9. Technical Records. The Employee shall make and maintain adequate and current written records of all Inventions worked on, conceived, designed, made, developed or reduced to practice by the Employee during the period of employment of the Employee by the Company. Immediately upon the Company’s request and promptly upon termination of the Employee’s employment with the Company, the Employee shall deliver to the Company all memoranda, notes, records, reports, photographs, drawings, plans, papers, Proprietary Information or other documents made or compiled by the Employee or made available to the Employee during the course of the employment of the Employee by the Company, and any copies or abstracts thereof, whether or not of a secret or confidential nature, and all of such memoranda or other documents shall, during and after the employment of the Employee by the Company, be and shall be deemed to be the property of the Company.

10. Specific Performance. The Company is hereby authorized to demand specific performance of any covenant contained in this Agreement, and the Employee hereby irrevocably waives any defense based on the adequacy of a remedy at law that might be asserted as a bar to the remedy of specific performance in any action brought by the Company. The Employee acknowledges that the covenants made by the Employee in this Agreement are of value to the Company only if performed and performed fully by the Employee, and, therefore, it is not possible to compensate fully the Company in damages for the failure of the Employee to perform obligations of the Employee hereunder. As a consequence, in the event of a breach by the Employee of this Agreement, the Company shall be entitled to injunctive relief to enforce those provisions of this Agreement and such other full and complete relief as a court of equity would then afford, in addition to all other relief and remedies available to the Company.

11. Employment Contract. On or about the date hereof the Company and the Employee are executing and delivering a certain Employment Agreement, which governs the employment relationship of the Employee with the Company.

12. Miscellaneous. This Agreement contains the entire understanding and agreement of the Employee with respect to the subject matter hereof and it supersedes all prior understandings and agreements with respect thereto. The rights and obligations of the parties hereto shall inure to the benefit of, and shall be binding upon, the successors and assigns of each of them. Neither this Agreement nor any term covenant, condition or other provision hereof may be changed, waived, discharged or terminated except by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. If one or more of the provisions contained in this Agreement shall for any reason be held to be excessively broad as to scope, activity or subject matter so as to be unenforceable by law, such provision(s) shall be construed and reformed by the appropriate judicial body by limiting and reducing such provision(s) so as to be enforceable to the maximum extent of the then applicable law. The obligations of the Employee under this Agreement shall survive the termination of the employment of the Employee by the Company regardless of the manner of such termination. This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts and shall be an instrument under seal. This Agreement shall be effective no matter when signed from the first date of the Employee’s employment. The Employee acknowledges that the Employee has read and understands this Agreement.

Executed as an instrument under seal as of the 30th day of June, 2005.

Employee:	RICHARD B. MARTIN
Richard B. Martin

Address of Employee:	200 Lakeshore Drive
East Falmouth, MA 02536